July 20, 2016 EXHIBIT 99.3 Second Quarter 2016 Investor Presentation

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. SECOND QUARTER 2016

3 Today’s presenters SECOND QUARTER 2016 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 35+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 23+ years of Texas banking experience

4 Profitability Recent Recognitions • Recognized as the #2 Fastest Growing North Texas Company and ranked among the top 100 North Texas Public Companies by Dallas Business Journal • Awarded 2015 Raymond James Community Bankers Cup-recognizes top 10% of community banks (with assets between $500 million and $10 billion) • Rated by S&P Global Market Intelligence as #8 in the 100 best-performing community banks in 2015 (with assets between $1 billion and $10 billion) • Named one of 25 KBW "Challenger Banks" who can most effectively challenge large universal banks for market share Capital Key franchise highlights Quarterly earnings of $23.2 million and basic EPS of $0.50 for Q2 2016 • Return on average assets of 1.2%, return on average equity of 11.1% • Exceptional loan growth of $423.7 million for Q2 2016 with 8.0% linked quarter growth¹ • Efficiency ratio of 48.2%, improved from 49.0% for Q1 2016 Asset quality Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • NPAs / loans + OREO: 0.99% 1 • NCOs / average loans: 0.01% for Q2 20161 Profitability levered excess capital while maintaining strong capital levels • TCE / TA2: 8.4% • Estimated Tier 1 common risk-based capital3: 9.28% Source: Company Documents 1 Excludes Warehouse Purchase Program loans and loans held for sale 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 3 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve SECOND QUARTER 2016 – FRANCHISE HIGHLIGHTS

5 Source: Company Documents ¹ Based on deposit market share of banks headquartered in Texas ² Includes banks headquartered in the Dallas-Fort Worth-Arlington, TX MSA North Texas focused Leading market position #1 in Collin County among independent banks¹ #2 in Collin County among all banks #3 among Dallas based banks in DFW² SECOND QUARTER 2016 – FRANCHISE HIGHLIGHTS Employment by industry 42% 8% 3% 4% 13% 1% 5% 9% 7% 6% 2% Service-providing Goods-providing Construction Manufacturing Trade, transportation and utilities Information Financial activities Professional and business services Education and health services Leisure and hospitality Other Source: Bureau of Labor Statistics Note: Represents latest available data for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of 2015Q4) 21 DFW companies in Fortune 500

6 Second quarter highlights ($ in millions except for per share data) Quarter ended June 30, 2015 March 31, 2016 June 30, 2016 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 4,394.8 $ 5,269.3 $ 5,693.0 8.0% 29.5% Total deposits 4,527.8 5,302.8 5,622.7 6.0% 24.2% Selected profitability data Net interest income $ 59.8 $ 65.4 $ 69.4 6.1% 15.9% NIM 4.06% 3.88% 3.79% -9bps -27bps Non-interest income $ 12.0 $ 14.7 $ 13.7 (6.4)% 14.7% Non-interest expense 36.9 37.5 39.6 5.5% 7.3% Net income 20.3 22.1 23.2 5.1% 14.6% Core net income2 20.1 19.9 23.3 17.1% 15.8% Basic EPS 0.44 0.48 0.50 4.2% 13.6% Core EPS2 0.44 0.43 0.50 16.3% 13.6% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ SECOND QUARTER 2016 – QUARTERLY HIGHLIGHTS

7 44.3% 22.7% 8.6% 4.9% 18.4% 1.1% Originated loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q2 $1,228 $1,691 $2,050 $2,634 $3,667 $5,693 $1,400 ($ in millions) Robust commercially focused growth Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 Gross loans held for investment at June 30, 2016, excluding Warehouse Purchase Program loans, grew $423.7 million, or 8.0%, from March 31, 2016, with $338.5 million of growth in commercial real estate and commercial and industrial loans. As of June 30, 20161 Total Loans HFI1 Quarterly yield on loans held for investment1: 4.84% SECOND QUARTER 2016 – BALANCE SHEET Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067

8 • Reserve-based energy portfolio at June 30, 2016 consisted of 49% crude oil reserves and 51% natural gas reserves • At June 30, 2016, 44 reserve-based borrowers and 5 midstream borrowers • $321 million, or 59%, of our outstanding energy loans are backed by private equity firms with significant capital invested and additional equity commitments available Permian Bakken Eagle Ford Ark-La-Tex Mid-Con Energy lending Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 SECOND QUARTER 2016 – ENERGY LENDING Geographic Concentration of Reserves Texas Panhandle Marcellus Gulf of Mexico Central/Southern Louisiana Other 23% 5% 2% 21%13% 5% 8% 2% 4% 17%

9 31% 8% 61% 2016 2017 2018 47% 35% 12% 60% 48% 18% 85% 84% 49% 78% 86% 73% 1 % of engineered PDP volumes Source: Company documents for loans managed by Energy Finance group • Reserve-based loans are almost exclusively first liens, with only a $5 million commitment to a 2nd lien facility at June 30, 2016 • No unsecured commitments/exposure • At June 30, 2016, only $3.3 million in outstanding loans to oil field service companies, of which only $133,000 are criticized Energy lending R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 SECOND QUARTER 2016 – ENERGY LENDING Hedging Percentages at June 30, 2016 compared to March 31, 2016 with June 30, 2016 Weighted Average Prices1 $63.33 $56.19 $58.78 $3.31 $3.09 $2.89 SNC Breakout of Reserve-Based Energy Loans Non-LTXB Led SNC LTXB Led SNC Direct and Other Participations March 31, 2016 June 30, 2016 Oil Oil Gas Gas

10 Energy lending Source: Company documents Outstanding loan balances and related loan loss reservesSubstandard energy loans R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 The allowance for loan losses allocated to energy loans at June 30, 2016 totaled $21.9 million, or 4.0% of total energy loans (including both reserve-based and midstream), up $4.5 million ($0.10 per share on a pre-tax basis, $0.06 per share after tax) from $17.4 million at March 31, 2016. SECOND QUARTER 2016 – ENERGY LENDING ($ in millions)($ in millions) Energy reserves $4.7 $4.9 $12.0 $17.4 $21.9 Reserve-based Reserve %Midstream $21.3 $31.1 Substandard performing Substandard non-performing 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 $58.6 $8.1 $38.7 $48.1 $81.5$36.2 $12.1 $25.2 $26.6 $5.2 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 $402.6 $431.4 $459.8 $461.1 $489.1 $64.6 $63.7 $54.8 1.1% 1.1% 2.3% 3.3% 4.0%

11 Collateral Mix of Houston Portfolio • Continued low LTV in Houston CRE portfolio - 66% for entire Houston portfolio, 70% for energy corridor only • Low loan price per square foot - energy corridor ranges $74-$122 with average of $100 • Only one Houston area loss since the 2003 inception of CRE lending in Houston, totaling only $34 thousand 36% 26% 35% 3% Office Retail Multifamily Other Commercial Real Estate- Houston Source: Company Documents SECOND QUARTER 2016 – BALANCE SHEET $ in thousands except % data Total Houston CRE Portfolio Energy Corridor (all office) Remainder Houston Portfolio Outstanding Balance at June 30, 2016 $ 465,951 $ 75,486 $ 390,465 % of Houston CRE Portfolio 16% 84% Weighted Average Debt Service Coverage 1.79X 1.71X 1.80X Weighted Average Yield on Debt 11.91% 11.16% 12.07%

12 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015Y 2016 Q2 $1,963 $2,178 $2,265 $2,658 $3,599 $5,623 $1,6281.11% 0.54% 0.43% 0.34% 0.29% 0.33% Total deposits at June 30, 2016 increased by $319.8 million from March 31, 2016, with all deposit categories growing on a linked-quarter basis. Time and non-interest-bearing demand deposits increased by $206.2 million and $60.9 million, respectively, on a linked-quarter basis, while interest-bearing demand and savings and money market deposits increased by $28.9 million and $23.9 million, respectively, for the same period. Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.33% SECOND QUARTER 2016 – BALANCE SHEET As of June 30, 2016 22.0% 14.4% 40.0% 23.6% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1

13 Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Net interest income for the second quarter of 2016 increased by $4.0 million, or 6.1%, from the linked quarter and $9.5 million, or 15.9%, from the second quarter of 2015. • Net interest margin for the quarter ended June 30, 2016 was 3.79%, a nine basis point decrease from the first quarter of 2016 and a 27 basis point decrease from the second quarter of 2015. Accretion of purchase accounting fair value adjustments contributed seven basis points to the net interest margin for the quarter ended June 30, 2016 and for the quarter ended March 31, 2016. Accretion contributed 20 basis points for the quarter ended June 30, 2015. SECOND QUARTER 2016 – INCOME STATEMENT Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2015Y 2015 Q2 2016 Q2 $116 $118 $133 $241 $60 $69 3.61% 3.71% 3.78% 4.00% 4.06% 3.79%

14 Net interest income Core non-interest income Core non-interest expense Efficiency ratio 2013Y 2014Y 2015Y 2015 Q2 2016 Q2 $118 $133 $241 $60 $69 $21 $21 $45 $12 $13 $88 $87 $150 $37 $40 63.4% 57.0% 52.4% 51.6% 48.2% • Efficiency ratio improved to 48.17%, compared to 48.96% for the first quarter of 2016 and 51.61% for the second quarter of 2015. • Core non-interest income increased by $1.4 million from the linked quarter and by $1.0 million year-over-year. Core non-interest expense increased by $2.1 million from the first quarter of 2016 and by $2.7 million from the second quarter of 2015. Disciplined expense management SECOND QUARTER 2016 – INCOME STATEMENT Source: Company Documents Note: Core non-interest income and core non-interest expense exclude changes in the value of private equity funds, gains (losses) from securities transactions and fixed assets, net gain on sale of insurance subsidiary operations, goodwill impairment, merger and acquisition costs and one-time payroll costs. Efficiency ratio metrics exclude the aforementioned items, as well as gain (loss) on foreclosed assets and amortization of intangible assets. ($ in millions)

15 Strong asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry SECOND QUARTER 2016 – ASSET QUALITY 2012Y 2013Y 2014Y 2015Y 2016 Q2 1.72% 1.10% 0.91% 0.89% 0.99% 2012Y 2013Y 2014Y 2015Y 2016 Q2 0.17% 0.10% 0.02% 0.09% 0.01%

16 Prudent capital management Source: Company documents 1 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA Tier 1 common risk-based¹ Tier 1 leverage¹ • Profitability levered excess capital while maintaining strong capital levels • In November 2015, the Company completed a public offering of $75.0 million of fixed-to- floating rate subordinated notes due in 2025, the proceeds of which are being used for general corporate purposes, potential strategic acquisitions and investments in the Bank as regulatory capital. SECOND QUARTER 2016 – CAPITAL 2012Y 2013Y 2014Y 2015Y 2016 Q2 13.5% 14.7% 13.0% 8.3% 8.4% 2012Y 2013Y 2014Y 2015Y 2016 Q2 21.7% 18.2% 15.1% 9.6% 9.3% 2012Y 2013Y 2014Y 2015Y 2016 Q2 14.0% 15.7% 13.9% 9.5% 8.9%

17 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Robust loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management resulting in strong asset quality Capital ratios remain strong; provides dry powder for robust organic growth SECOND QUARTER 2016 – INVESTMENT HIGHLIGHTS

18 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain strong asset quality Strategic capital deployment SECOND QUARTER 2016 – LOOKING AHEAD

19 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. SECOND QUARTER 2016 – OUR VISION

Appendix

21 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 (Dollars in thousands, except per share amounts) GAAP net income available to common shareholders 1 $23,114 $21,954 $16,336 $17,768 $20,091 Distributed and undistributed earnings to participating securities 1 103 128 110 127 160 Merger and acquisition costs — — — — 5 Net (gain) on sale of insurance subsidiary operations (39) — — — — One-time (gain) loss on assets 155 (2,184) (133) (130) (142) (Gain) loss on sale of available-for-sale securities (42) — (11) 16 — Core (non-GAAP) net income $23,291 $19,898 $16,302 $17,781 $20,114 Average shares for basic earnings per share 46,135,999 46,024,250 45,939,817 45,862,840 45,760,232 GAAP basic earnings per share $0.50 $0.48 $0.36 $0.39 $0.44 Core (non-GAAP) basic earnings per share $0.50 $0.43 $0.35 $0.39 $0.44 Average shares for diluted earnings per share 46,352,141 46,152,301 46,267,956 46,188,461 46,031,267 GAAP diluted earnings per share $0.50 $0.48 $0.35 $0.38 $0.44 Core (non-GAAP) diluted earnings per share $0.50 $0.43 $0.35 $0.38 $0.44 Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): ¹ Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. At or For the Years Ended December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 GAAP net income available to common shareholders 1 $70,382 $30,942 $31,294 $35,135 $26,205 Distributed and undistributed earnings to participating securities 1 534 336 394 106 123 Merger and acquisition costs 1,009 7,071 431 2,683 306 Costs relating to sale of VPM — – – 84 – One-time payroll and severance costs — 234 436 777 – One-time (gain) loss on assets 149 319 (574) (1,353) (497) Goodwill impairment — – – 532 176 (Gain) loss on sale of available-for-sale securities (132) – 115 (659) (4,074) Core (non-GAAP) net income $71,942 $38,902 $32,096 $37,305 $22,239 Average shares for basic earnings per share 45,847,284 37,919,065 37,589,548 35,879,704 32,219,841 GAAP basic earnings per share $1.54 $0.82 $0.83 $0.98 $0.81 Core (non-GAAP) basic earnings per share $1.57 $1.03 $0.85 $1.04 $0.69 Average shares for diluted earnings per share 46,125,447 38,162,094 37,744,786 35,998,345 32,283,107 GAAP diluted earnings per share $1.53 $0.81 $0.83 $0.98 $0.81 Core (non-GAAP) diluted earnings per share $1.56 $1.02 $0.85 $1.04 $0.69

22 Calculation of Tangible Book Value: Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 (Dollars in thousands, except per share amounts) Total shareholders' equity $843,304 $823,052 $804,076 $792,637 $776,924 Less: Goodwill (178,559) (180,776) (180,776) (180,632) (180,632) Less: Identifiable intangible assets, net (838) (924) (1,030) (1,142) (1,280) Total tangible shareholders' equity $663,907 $641,352 $622,270 $610,863 $595,012 Shares outstanding at end of period 47,670,440 47,645,826 47,645,826 47,640,193 47,619,493 Book value per share- GAAP $17.69 $17.27 $16.88 $16.64 $16.32 Tangible book value per share- Non-GAAP $13.93 $13.46 $13.06 $12.82 $12.50 Calculation of Tangible Equity to Tangible Assets: Total assets $8,057,005 $7,562,126 $7,691,940 $6,878,843 $6,669,624 Less: Goodwill (178,559) (180,776) (180,776) (180,632) (180,632) Less: Identifiable intangible assets, net (838) (924) (1,030) (1,142) (1,280) Total tangible assets $7,877,608 $7,380,426 $7,510,134 $6,697,069 $6,487,712 Equity to assets- GAAP 10.47% 10.88% 10.45% 11.52% 11.65% Tangible equity to tangible assets- Non-GAAP 8.43% 8.69% 8.29% 9.12% 9.17% At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 Total shareholders' equity $568,223 $544,460 $520,871 $406,309 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible shareholders' equity $537,760 $513,571 $489,568 $405,071 Shares outstanding at end of period 40014851 39,938,816 39,612,911 33,700,399 Book value per share- GAAP $14.20 $13.63 $13.15 $12.06 Tangible book value per share- Non-GAAP $13.44 $12.86 $12.36 $12.02 Calculation of Tangible Equity to Tangible Assets: Total assets $4,164,114 $3,525,232 $3,663,058 $3,180,578 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible assets $4,133,651 $3,494,343 $3,631,755 $3,179,340 Equity to assets- GAAP 13.65% 15.44% 14.22% 12.77% Tangible equity to tangible assets- Non-GAAP 13.01% 14.70% 13.48% 12.74%